                                 EXHIBIT (5)(d)

                   FORM OF APPLICATION FOR INDIVIDUAL CONTRACT

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                                 Mail the application and a check to:           Product Name: TRIPLE ADVANTAGE
Transamerica Occidental     Transamerica Occidental Life Insurance Company                   -----------------
                                     Attn: Variable Annuity Dept.                             Variable Annuity
Life Insurance Company                 4333 Edgewood Road N.E.                                  Application
[LOGO]                               Cedar Rapids, IA 52499-0001
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1.  OWNER INFORMATION     (If no Annuitant is specified in #2,
---------------------      the Owner will be the Annuitant.)
In the event the owner and/or beneficiary is a trust, MUST COMPLETE and SUBMIT the "Trustee Certification of Trust" form.

First Name:_____________________________________________________________________

Last Name:______________________________________________________________________

Address:________________________________________________________________________

City, State:____________________________________________________________________

Zip:___________________ Telephone:______________________________________________

Date of Birth:______________________________________________  Sex:  [_]   Female

SS#/TIN:____________________________________________________        [_]   Male

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1b. JOINT OWNER(S)
------------------

First Name:_____________________________________________________________________

Last Name:______________________________________________________________________

Address:________________________________________________________________________

City, State:____________________________________________________________________

Zip:___________________ Telephone:______________________________________________

Date of Birth:______________________________________________  Sex:  [_]   Female

SS#/TIN:____________________________________________________        [_]   Male

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2.  ANNUITANT   Complete only if different from Owner.
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First Name:_____________________________________________________________________

Last Name:______________________________________________________________________

Address:________________________________________________________________________

City, State:____________________________________________________________________

Zip: __________________ Telephone:______________________________________________

Date of Birth:______________________________________________

SS#/TIN:____________________________________________________

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3.  BENEFICIARY(IES) DESIGNATION
--------------------------------

Primary Contingent Name                       Relationship

 [_]     [_]    _______________________________________________________________%

 [_]     [_]    _______________________________________________________________%

 [_]     [_]    _______________________________________________________________%

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4.  TYPE OF ANNUITY
-------------------

[_] Non-qualified Qualified Types: [_] IRA [_] Roth IRA [_] SEP/IRA
                           [_] 403(b) [_] Keogh [_] Roth Conversion
                           [_] Other________________________________

IRA / SEP / ROTH IRA
$_______________ Contribution for tax year__________________________
$_______________ Trustee to Trustee Transfer
$_______________ Rollover from [_] IRA [_] 403(b) [_] Pension
                 [_] Other
ROTH IRA Rollover

_______________________ Date first established or date of conversion

$______________________ Portion previously taxed

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5. GUARANTEED MINIMUM DEATH BENEFITS
------------------------------------


Your selection cannot be changed after the policy has been issued. If no option is specified, the Return of Premium Death Benefit will apply.

[_] Double Enhanced Death Benefit, available for issue through age 80. Daily M&E
    Risk Fee and Administrative Charge is 1.45% annually.

[_] Return of Premium Death Benefit, available for issue through age 90. Daily
    M&E Risk Fee and Administrative Charge is 1.30% annually.

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6. GUARANTEED MINIMUM INCOME BENEFIT RIDER
------------------------------------------

Must complete this section. If no selection is made, the GMIB option will not apply. (Available at an additional cost. Please see prospectus for information on the terms of the Rider.)

[_] I/We elect Guaranteed Minimum Income Benefit Rider

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7. TAX RELIEF RIDER
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(Available at an additional cost. Please see prospectus for information on the terms of the Rider.)

[_] I/We wish to elect the Tax Relief Rider

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8. TELEPHONE TRANSFER AUTHORIZATION
-----------------------------------

Please complete this section to authorize you and/or your Registered Representative to make transfer requests via our recorded telephone line. (check one selection only): [_] Owner(s) only, or

                      [_] Owner(s) and Owner's Registered Representative

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9. REBALANCING
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[_] Quarterly    [_] Semi-Annually     [_] Annually

I elect to rebalance the variable subaccounts according to my Allocation of Purchase Payments using the frequency indicated above (Not available with DCA).

If you would like to rebalance to a mix other than the indicated Allocation of Purchase Payments, please complete the Optional Programs Form.

DVA-APP 1201                                                     813-A-0502
                                                           Triple Advantage 5/02
                                                                8132132 5/02

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10. ALLOCATION OF PURCHASE PAYMENTS
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The invested amount will be allocated as indicated below. If Dollar Cost Averaging, Section 11 must be completed in order to begin the Dollar Cost Averaging Program.

Initial Purchase Payments $___________ Make check payable to Transamerica Occidental Life Insurance Company.

DOLLAR COST AVERAGING ACCOUNT     ________ .0% (Must also complete Section 11
Dollar Cost Averaging Program)

SUBACCOUNTS:
Dreyfus Appreciation Portfolio - Service Class          _______  .0%
Dreyfus Balanced Portfolio - Service Class              _______  .0%
Dreyfus Core Bond Portfolio - Service Class             _______  .0%
Dreyfus Core Value Portfolio - Service Class            _______  .0%
Dreyfus Disciplined Stock Portfolio - Service Class     _______  .0%
Dreyfus Emerging Leaders Portfolio - Service Class      _______  .0%
Dreyfus Emerging Markets Portfolio - Service Class      _______  .0%
Dreyfus European Equity Portfolio - Service Class       _______  .0%
Dreyfus Founders Discovery Portfolio - Service Class    _______  .0%
Dreyfus Founders Growth Portfolio- Service Class        _______  .0%
Dreyfus Founders International Equity Portfolio -
   Service Class                                        _______  .0%
Dreyfus Founders Passport Portfolio - Service Class     _______  .0%
Dreyfus Growth and Income Portfolio - Service Class     _______  .0%
Dreyfus International Equity Portfolio - Service Class  _______  .0%
Dreyfus International Value Portfolio - Service Class   _______  .0%
Dreyfus Japan Portfolio - Service Class                 _______  .0%
Dreyfus Limited Term High Income Portfolio -
   Service Class                                        _______  .0%
Dreyfus MidCap Stock Portfolio - Service Class          _______  .0%
Dreyfus Money Market Portfolio                          _______  .0%
Dreyfus Quality Bond Portfolio - Service Class          _______  .0%
Dreyfus Small Cap Portfolio - Service Class             _______  .0%
Dreyfus Small Company Stock Portfolio -
   Service Class                                        _______  .0%
Dreyfus Socially Responsible Growth Fund, Inc. -
   Service Class                                        _______  .0%
Dreyfus Special Value Portfolio - Service Class         _______  .0%
Dreyfus Stock Index Fund - Service Class                _______  .0%
Dreyfus Technology Growth Portfolio - Service Class     _______  .0%
Transamerica Equity                                     _______  .0%
_________________________________________________       _______  .0%
_________________________________________________       _______  .0%
_________________________________________________       _______  .0%
_________________________________________________       _______  .0%

FIXED ACCOUNTS:
1 Year Fixed                                            _______  .0%
3 Year Fixed                                            _______  .0%
5 Year Fixed                                            _______  .0%
7 Year Fixed                                            _______  .0%
                            TOTAL VARIABLE AND FIXED      100%

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11. DOLLAR COST AVERAGING PROGRAM
---------------------------------

If DCA is selected as an initial purchase payments allocation option under
Section 10, please complete the following information to provide allocations in order to start the Dollar Cost Averaging Program.

SPECIAL DCA FIXED ACCOUNTS:
[_] Special 6-month DCA Fixed Account (when available)
[_] Special 12-month DCA Fixed Account (when available)

DCA FIXED ACCOUNTS:
Specify fixed account and frequency of transfer.

Minimum transfer $250; monthly (6-60); quarterly (4-20).
[_] Money Market              __Monthly   __Quarterly  ___#Transfers
[_] 1 Year Fixed Account      __Monthly   __Quarterly  ___#Transfers
[_] Quality Bond              __Monthly   __Quarterly  ___#Transfers
[_] Limited Term High Income  __Monthly   __Quarterly  ___#Transfers

TRANSFER TO SUBACCOUNTS:
Dreyfus Appreciation Portfolio - Service Class          ________ .0%
Dreyfus Balanced Portfolio - Service Class              ________ .0%
Dreyfus Core Bond Portfolio - Service Class             ________ .0%
Dreyfus Core Value Portfolio - Service Class            ________ .0%
Dreyfus Disciplined Stock Portfolio - Service Class     ________ .0%
Dreyfus Emerging Leaders Portfolio - Service Class      ________ .0%
Dreyfus Emerging Markets Portfolio - Service Class      ________ .0%
Dreyfus European Equity Portfolio - Service Class       ________ .0%
Dreyfus Founders Discovery Portfolio - Service Class    ________ .0%
Dreyfus Founders Growth Portfolio- Service Class        ________ .0%
Dreyfus Founders International Equity Portfolio -
   Service Class                                        ________ .0%
Dreyfus Founders Passport Portfolio - Service Class     ________ .0%
Dreyfus Growth and Income Portfolio - Service Class     ________ .0%
Dreyfus International Equity Portfolio - Service Class  ________ .0%
Dreyfus International Value Portfolio - Service Class   ________ .0%
Dreyfus Japan Portfolio - Service Class                 ________ .0%
Dreyfus Limited Term High Income Portfolio -
   Service Class                                        ________ .0%
Dreyfus MidCap Stock Portfolio - Service Class          ________ .0%
Dreyfus Money Market Portfolio                          ________ .0%
Dreyfus Quality Bond Portfolio - Service Class          ________ .0%
Dreyfus Small Cap Portfolio - Service Class             ________ .0%
Dreyfus Small Company Stock Portfolio -
   Service Class                                        ________ .0%
Dreyfus Socially Responsible Growth Fund, Inc. -
   Service Class                                        ________ .0%
Dreyfus Special Value Portfolio - Service Class         ________ .0%
Dreyfus Stock Index Fund - Service Class                ________ .0%
Dreyfus Technology Growth Portfolio - Service Class     ________ .0%
Transamerica Equity                                     ________ .0%
__________________________________________________      ________ .0%
__________________________________________________      ________ .0%
__________________________________________________      ________ .0%

                                             TOTAL MUST = 100%
DVA-APP 1201 (2)

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12. SIGNATURE(S) OF AUTHORIZATION ACCEPTANCE
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..   Unless I have notified the Company of a community or marital property interest in this contract, the Company will rely on good faith belief that no such interest exists and will assume no responsibility for inquiry.

..   To the best of my knowledge and belief, my answers to the questions on this application are correct and true, and I agree that this application becomes a part of the annuity contract when issued to me.

..   I am in receipt of a current prospectus for this variable annuity.

..   This application is subject to acceptance by Transamerica Occidental Life
    Insurance Company. If this application is rejected for any reason, Transamerica Occidental Life Insurance Company will be liable only for return of purchase payments paid.

[_] Check here if you want a copy of "Statement of Additional Information" sent to you.

    Will this annuity replace or change any existing annuity or life insurance?
    [_] No [_] Yes (If yes, complete the following)

Company: _______________________________________________________________________

Policy No.: ____________________________________________________________________

I HAVE REVIEWED MY EXISTING ANNUITY COVERAGE AND FIND THIS COVERAGE SUITABLE FOR MY NEEDS.

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For applicants in all state except Connecticut, New Jersey, Pennsylvania, and Washington.

When funds are allocated in Fixed Options Guarantee periods, account values under contract may increase or decrease in accordance with Excess Interest Adjustment prior to the end of Guaranteed Period.
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Account values when allocated to any of the Variable Options are not guaranteed as to fixed dollar amount.

Signed at: _____________________________________________________________________
              City                      State                       Date

Owner(s) Signature: ____________________________________________________________

Joint Owner(s) Signature: ______________________________________________________

Annuitant Signature: (if not Owner) ____________________________________________

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13. AGENT INFORMATION
---------------------

Do you have any reason to believe the annuity applied for will replace or change any existing annuity or life insurance?

[_] No                           [_] Yes

I HAVE REVIEWED THE APPLICANT'S EXISTING ANNUITY COVERAGE AND FIND THIS COVERAGE IS SUITABLE FOR HIS/HER NEEDS.

Registered Rep/Licensed Agent Name:

Please print First Name: _______________________________________________________

Please print Last Name: ________________________________________________________

Signature:______________________________________________________________________

Rep Phone #: ___________________________________________________________________

SS # / TIN: ____________________________________________________________________

Rep. License #: ________________________________________________________________

Firm Name: _____________________________________________________________________

Firm Address: __________________________________________________________________

For Registered Representative Use Only - Contact your home office for program information.

[_] Option A   [_]  Option B   [_]  Option C  [_] Option D

(Once selected program cannot be changed)

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For applicants in the following states LA, MT or NH:

Do you have any existing policies or contracts?           [_]  No       [_] Yes
(If yes, you must complete and submit with the application the "Important Notice Replacement of Life Insurance or Annuities".)

Did the agent/registered representative present and leave the applicant
insurer-approved sales material?                          [_]  No       [_] Yes
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DVA-APP 1201 (3)

For applicants in Florida
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Any person who knowingly and with intent to injure, defraud, or deceive any insurer files a statement of claim or an application containing any false, incomplete, or misleading information is guilty of a felony of the third degree.

For applicants in Louisiana
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Any person who knowingly presents a false or fraudulent claim for payment of a loss or benefit or knowingly presents false information in an application for insurance is guilty of a crime and may be subject to fines and confinement in prison.

For applicants in New Jersey
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Any person who includes any false or misleading information on an application for an insurance policy is subject to criminal and civil penalties.

For applicants in Pennsylvania
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Any person who knowingly and with intent to defraud any insurance company or other person files an application for insurance or statement of claim containing any materially false information or conceals for the purpose of misleading, information concerning any fact material thereto commits a fraudulent insurance act, which is a crime and subjects such person to criminal and civil penalties.